UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 21, 2009

NEUROMETRIX, INC.

(Exact name of registrant as specified in charter)

Delaware	001-33351	04-3308180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

62 Fourth Avenue

 Waltham, Massachusetts  02451

(Address of Principal Executive Offices)  (Zip Code)

(781) 890-9989

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2009 annual meeting of stockholders of NeuroMetrix, Inc. (the “Company”), held on May 21, 2009, the Company’s stockholders approved the Company’s Third Amended and Restated 2004 Stock Option and Incentive Plan (the “Plan”) that, among other things, increased the total number of shares of common stock available for issuance under the Plan by 1,000,000 shares.  The foregoing summary is qualified in its entirety by reference to the Plan, which is filed as Exhibit 99.1 to this Form 8-K and incorporated by reference.

Item 9.01.         Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
99.1	Third Amended and Restated 2004 Stock Option and Incentive Plan (1)

(1)  Incorporated herein by reference to Appendix A to NeuroMetrix, Inc.’s Proxy Statement on Schedule 14A filed April 24, 2009 (File No. 001-33351)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROMETRIX, INC.

Dated: May 22, 2009	By:	/s/ Shai N. Gozani, M.D., Ph.D
Shai N. Gozani, M.D., Ph.D.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Third Amended and Restated 2004 Stock Option and Incentive Plan (1)

(1)  Incorporated herein by reference to Appendix A to NeuroMetrix, Inc.’s Proxy Statement on Schedule 14A filed April 24, 2009 (File No. 001-33351)